ZEA CAPITAL FUND LLC
FACT SHEET

ZEA CAPITAL

Eligible Investors	• Investment in the Fund is open to members of the Iowa Corn Growers Association (ICGA) or other state corn growers associations • In some states investors are subject to certain minimum qualifications
Who Should Consider Investing	*Investors seeking:* • Portfolio diversification using an alternative long-term investment strategy that includes private equity investing • Capital appreciation over the life of the Fund • An investment horizon consistent with the liquidity restrictions of the Fund
Investment Objectives	• Pursue long-term capital appreciation for investors • Generate distributable cash to investors
Targeted Fund Size	• Up to $80 million • $30 million to break escrow and commence operations
Investment Structure	• Limited liability company • Business development company (BDC) under the Investment Company Act of 1940 • Investors are passive unit holders in the Fund • AAVIN Equity Advisors serves as the investment adviser
Minimum Investment	• Minimum investment amount $25,000
Targeted Program Life	Approximately 10 years (may be extended at the discretion of the Board)
Liquidity Restrictions	• No redemptions • Interests in the Fund are transferable, subject to restrictions
Form of Payment	• Cash distributions are not assured; however, they may be paid if the Fund successfully exits individual investments over the Fund's life • Distributions of income may be made annually to the extent available from amounts held in short-term investments

Investment Risks

There can be no assurance that the Fund's investment objective will be achieved. Distributions are not guaranteed. This investment is subject to substantial risks as described in its prospectus, including, but not limited to:

- The Fund has no operating history and is dependent upon AAVIN's personnel for its success.
- The incentive fee payable to AAVIN creates incentives, which may conflict with investors' interests.
- The Fund's affiliations, such as with the ICGA, may create conflicts of interest.
- As a BDC, the Fund will be limited in its ability to engage in transactions with affiliates, and it will face restrictions in its investments.
- The Fund's initial investments may not return enough to fund ongoing expenses, so investors' capital will be used to pay management fees and other expenses in years before the Fund is able to realize gains on its primary investments.
- It will take several years for the Fund to fully invest its capital, and the Fund has not identified any investments.
- The Fund's portfolio investments will be valued at fair value as determined in good faith by its Board of Directors, and as a result, there will be uncertainty as to the value of the Fund's assets.
- When the Fund is a minority investor, it will not be able to control a portfolio company's operations.
- The Fund's investments will be illiquid, which means if it needs to liquidate an investment, its ability to do so will be impaired and the price which it can receive could be reduced.
- Changes in laws or regulations applicable to the Fund could significantly affect the Fund's operations and the cost of doing business.
- It is possible that distributions may be less than the original amount invested.
- There is no public market for this investment.
- Substantial fees will be paid to the affiliated sponsor.
- The Fund is subject to special risks associated with small-company private financings such as:
  - The possibility of portfolio company declining performance or failure.
  - The possibility that growth expectations will not be met.
  - The possibility of declining general economic conditions.
  - The possibility of declining sector/industry conditions.
  - The possibility of exit strategy failure.
- AAVIN has no prior fund managment experience with a vehicle organized as a BDC.
- The Fund is subject to other risks as described in the prospectus.

ZEA CAPITAL FUND LLC
FACT SHEET

ZEA CAPITAL

Investment Types	Buyout and growth equity financings in small-to-lower middle market private companies
Investment Locations	70% to 80% of portfolio investments targeted to the Midwest, including Iowa and surrounding states
Exit Strategies	• Timely sale/disposition of portfolio investments • Merger with or acquisition by another company or companies • Initial public offerings
Management Fees and Performance Sharing	The investment adviser will be paid 2.5% of the Fund's net asset value per year as a management fee. The investment adviser will receive 20% of the Fund's capital gains, after that investors first receive at least an 8% priority return.
Sales Commission	• Investors who are members of a state association before the offering will pay the selling party a commission of 5% per Unit purchased. • Investors who were not previously members of a state association will pay the selling agent a commission of 6% per Unit purchased. • Investors who purchase from a selling party, that was introduced to the placement agent by a wholesaler, will pay an additional commission of up to 2% per unit to the wholesaler. • Selling party compensation may be reduced in some cases as described in the prospectus.
Fund Reporting	The Fund will file quarterly reports on Form 10-Q and annual reports on form 10-K with the SEC.
Tax Reporting	Annual K1

This information contains, or may be deemed to contain, "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended. These forward-looking statements include all statements regarding the current intent, belief or expectations regarding matters covered and all statements which are not statements of historical fact. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The future results of the issuer may vary from the results expressed in, or implied by, forward-looking statements, possibly to a material degree. Since these factors can cause results, performance and achievements to differ materially from those discussed in this presentation, you are cautioned not to place undue reliance on the forward-looking statements. Zea Capital Fund LLC (the "Fund") will update these forward-looking statements to reflect any material changes occurring prior to the completion of the offering. For a discussion of some of the important factors that could cause results to differ from those expressed in, or implied by, the forward-looking statements contained herein, please refer to the Fund's registration statement (SEC File No. 333-163888), in particular, the "Risk Factors" section. The forward-looking statements in this document are excluded from the safe harbor protection of Section 27A of the Securities Act of 1933.

THESE MATERIALS ARE NOT AN OFFER TO SELL THESE SECURITIES AND ARE NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Neither these materials nor the content herein constitutes an offer to sale or a solicitation of an offer to buy units of the Fund. The content of these materials is not incorporated by reference into the Fund's preliminary prospectus (the "Prospectus"). Prospective investors in the Fund should carefully consider the following regarding the Fund before investing: the Fund's investment objectives discussed in the Prospectus, its risks beginning on page 15 of the Prospectus, and the Fund's charges and expenses, which are discussed on page 10 of the Prospectus. The Prospectus, which contains this and other information about the Fund is available and should be read carefully before investing.

A copy of the Prospectus may be obtained from Nations Financial Group, Inc. by calling (800) 351-2471 or by writing to 4000 River Ridge Drive NE, Cedar Rapids, Iowa 52406.